UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 26, 2009

Tree.com, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-34063	26-2414818
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

11115 Rushmore Drive, Charlotte, NC		28277
(Address of Principal Executive Offices)		(Zip Code)

(704) 541-5351

(Registrant’s Telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 26, 2009, Tree.com, Inc. (the “Company”) entered into employment agreement amendments with Douglas Lebda, Robert Harris and Matthew Packey, copies of which are filed herewith as Exhibits 10.1, 10.2 and 10.3, respectively.  The amendments were entered into in connection with a restructuring of the Company’s compensation programs approved by the Compensation Committee in February 2009 and described in the Company’s proxy statement for the 2009 Annual Meeting of Stockholders as filed with the Securities and Exchange Commission on March 19, 2009.

During the fall of 2008 and continuing through February 2009, the Company’s Chief Executive Officer and Compensation Committee reviewed the Company’s overall compensation programs in light of its new status as a stand-alone public company as well as other factors affecting the economy in general and the mortgage and real estate industries and the Company in particular.  In light of current circumstances, a desire to increase the Company’s entrepreneurial culture and a goal of further aligning the interests of the Company’s executive officers and employees with those of its stockholders, the Compensation Committee in February 2009 determined that the Company’s compensation programs should have less of a fixed component and, instead, should be more variable and tied to individual and corporate performance.  Following this review, the Compensation Committee approved a restructuring of the Company’s compensation program designed to put greater weight on performance-based incentive arrangements and equity compensation and lesser weight on fixed items such as base salary.

Under the amendments entered into as part of this restructuring, effective April 3, 2009, the annual base salaries of Messrs. Lebda,  Harris and Packey will be adjusted as follows:

Name	Title	Current 2009 Salary Rate	Adjusted 2009 Salary Rate	Reduction (%)
Douglas Lebda	Chairman and CEO	$750,000	$550,000	26.7%
Robert Harris	President, Lending Tree Exchange	$325,000	$275,000	15.4%
Matthew Packey	Senior Vice President and CFO	$312,500	$250,000	20.0%

In addition, the amendments provide for the following restricted stock and restricted stock unit awards:

Grants Made On March 26, 2009
Name	Four-Year Restricted Stock		Two-Year RSUs		Four-Year RSUs
Douglas Lebda	175,000	(1)	—		—
Robert Harris	—		5,000	(2)	7,500	(3)
Matthew Packey	—		5,000	(2)	6,250	(3)

Grants Contingent On Stockholder Approval (4)
Name	Four-Year Restricted Stock		Two-Year RSUs		Four-Year RSUs
Douglas Lebda	175,000	(1)			—
Robert Harris	—		5,000	(2)	7,500	(3)
Matthew Packey	—		5,000	(2)	6,250	(3)

(1)         Such shares of restricted stock will vest in four equal annual installments beginning on February 17, 2010.  Shares are not entitled to voting rights prior to vesting.

(2)         These restricted stock units will vest in full on February 17, 2011.

(3)         These restricted stock units will vest in four equal annual installments beginning on February 17, 2010.

(4)         These grants will be made only if stockholders approve the Company’s Second Amended and Restated 2008 Stock and Annual Incentive Plan at the 2009 Annual Meeting of Stockholders scheduled to take place on April 28, 2009.

Copies of the amendments are filed with this report as Exhibit 10.1, 10.2 and 10.3 and are hereby incorporated by reference herein.  The foregoing description of the amendments  does not purport to be complete and is qualified in its entirety by reference to the full text of such amendments.

The restricted stock unit awards will be made in accordance with the terms set forth in the Form of Notice of Restricted Stock Unit Award filed herewith as Exhibit 10.4.  The restricted stock awards will be made in accordance with the terms set forth in the Form of Restricted Stock Award Agreement filed herewith as Exhibit 10.5.

The Company may from time to time grant stock option awards to executive officers, employees and directors under the Tree.com, Inc. 2008 Stock and Annual Incentive Plan.  Any grants of stock option awards will be made in accordance with the terms set forth in the Form of Notice of Stock Option Award filed herewith as Exhibit 10.6.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Exhibit Description

10.1	Amendment No. 2 to the Employment Agreement between Douglas Lebda and Tree.com, Inc.

10.2	Amendment No. 1 to the Employment Agreement between Robert Harris and Tree.com, Inc.

10.3	Amendment No. 1 to the Employment Agreement between Matthew Packey and Tree.com, Inc.

10.4	Form of Notice of Restricted Stock Unit Award

10.5	Form of Restricted Stock Award Agreement

10.6	Form of Notice of Stock Option Award

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TREE.COM, INC.

Date: March 27, 2009	By:	/s/ Jacqueline Jones
	Name:	Jacqueline Jones
	Title:	Assistant General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Description

10.1	Amendment No. 2 to the Employment Agreement between Douglas Lebda and Tree.com, Inc.

10.2	Amendment No. 1 to the Employment Agreement between Robert Harris and Tree.com, Inc.

10.3	Amendment No. 1 to the Employment Agreement between Matthew Packey and Tree.com, Inc.

10.4	Form of Notice of Restricted Stock Unit Award

10.5	Form of Restricted Stock Award Agreement

10.6	Form of Notice of Stock Option Award